SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 22, 2003

CENTIV, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-23221	58-2033795
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

998 Forest Edge Drive, Vernon Hills, Illinois 60061

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (847) 876-8300

(Former name or former address, if changed since last report.)

Item 5.  Other Items

On April 22, 2003, the registrant announced the restructuring of its Board of Directors to include new members with significant industry experience. Further details are described in the press release issued by the registrant on April 22, 2003, and filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

(c)                                  Exhibits.

99.1                           Press Release issued April 22, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTIV, INC.

Date: April 24, 2003	By:	/s/ Thomas M. Mason
Thomas M. Mason
Chief Financial Officer